PHOENIX INVESTMENT PARTNERS

                           ANNUAL REPORT

                                             JUNE 30, 2001


         ABERDEEN


                                             Phoenix-Aberdeen
                                             Worldwide Opportunities
                                             Fund


[PHOENIX INVESTMENT PARTNERS LOGO]
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this report for the fiscal year ended June 30, 2001 for the Phoenix-Aberdeen Worldwide Opportunities Fund. Both from an economic and stock market perspective, the 12 months covered in this report proved to be one of the most remarkable and volatile periods ever. Developments in the U.S. overrode domestic considerations nearly everywhere else in the world as the long-running U.S. economic expansion virtually ground to a halt and the stock market suffered its most serious setback since the "crash of 1987." Given this challenging environment, we are pleased to report that the Phoenix-Aberdeen Worldwide Opportunities Fund outperformed its benchmark index.

  On the following pages, your Fund's portfolio management team reviews the market background over the last year, discusses their investment strategy and provides their market outlook. We hope you find their comments useful and informative. If you have any questions, please contact your financial advisor or a Phoenix Mutual Fund Services representative at 1-800-243-1574.

  Phoenix Investment Partners' Web site gets a new look this month. Go to www.phoenixinvestments.com for a preview, then select "Individual Investors" to obtain mutual fund prices and performance information and to enter the Investor Center where you can access your account statement online, make purchases and exchanges, view your account history, order duplicate statements, and print customer service forms. Look for the Individual Investor portion of our site to be relaunched soon in the new design.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JUNE 30, 2001

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THE WEAK MARKET CONDITIONS THAT HAVE BEEN PREVALENT IN THE PAST 12 MONTHS?

A: For the 12 months ended June 30, 2001, Class A shares fell 14.81%, Class B shares declined 15.58% and Class C shares were down 15.50% compared with a decline of 20.30% for the Fund's benchmark index, the MSCI World (Net) Index(1). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT HELPED THE FUND OUTPERFORM THE BENCHMARK DURING THIS DIFFICULT PERIOD FOR WORLD MARKETS? WHAT WERE SOME OF THE POORER PERFORMING AREAS?

A: The Fund benefited throughout the year by having a low exposure in the U.S. to the technology sector. In the U.S. the portfolio had heavier weightings toward more defensive sectors, such as tobacco and energy. Indeed two of the Fund's largest holdings during the period were Philip Morris and Calpine, both of which performed extremely well. Elsewhere, the Fund has been consistently underweight in Japan, which had a very difficult year, falling 36% in dollar terms as both the Japanese market and the yen declined significantly. Europe--where the Fund is heavily invested--also suffered, particularly the telecom sector, which makes up a large part of the major European stock markets, and this reversal and the fall in the value of the euro impacted the Fund's investments there.

Q: WHAT FACTORS MOST AFFECTED THE WORLD MARKETS?

A: Both from an economic and stock market perspective, the 12 months covered in this report have proven to be one of the most remarkable and volatile periods ever. Developments in the U.S. overrode domestic considerations nearly everywhere else as the long-running U.S. economic expansion virtually ground to a halt and the stock market suffered its most serious setback since the "crash of 1987."

    As the period began, the U.S. economy and stock markets were experiencing the beginning of an unwinding of the boom that had been driven by the desire of both companies and individuals to benefit from developments in the "new economy." A self-reinforcing spiral of soaring technology stock prices and capital spending (based on a very low cost of capital) had led to massive over-investment in information technology, which peaked at around 7.5% of GDP and was the key contributor to economic growth in 2000. As a result, the technology, media and telecommunications (TMT) sectors, at their peak, accounted for over 45% of total U.S. stock market capitalization.

(1) THE MSCI WORLD (NET) INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF GLOBAL STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

    Confidence in both the U.S. economy and technology stocks began to sag; however, it was not until the autumn surge in oil prices that sentiment finally began to crack. The virtuous circle became a vicious downward spiral as the lagged effect of previous monetary tightening and a reverse "wealth effect" from declining equities and higher energy costs fed through to lower corporate and household spending and profit downgrades. By December, there was incessant talk of a possible recession with economic commentators reducing growth forecasts almost on a weekly basis. Surveys of both business and consumer confidence were signaling a severe slowdown and early January's National Association of Purchasing Management (NAPM) survey of manufacturing conditions, falling to levels previously seen only in the 1990-1991 recession, provided the catalyst for the Federal Reserve to begin cutting interest rates. Reports from companies in the technology sector warned of a very abrupt slowdown in sales that created the conditions for another massive slide in tech share prices. As a result, the Nasdaq(2) fell 35% during February and March, while suffering a total decline of 63% from the previous March peak. Despite substantial rate cuts of 150 basis points (bp) in the first quarter of 2001, these failed to stem the tide and even the previously impervious "non-tech" sectors succumbed to selling pressure.

    Other regions broadly followed the U.S. example. In Europe, although a relative latecomer to the party, activity built up considerable momentum throughout the summer. More recently, however, chill winds from the U.S. began to impact industrial activity. A similar turn of events was seen in the UK, where externally exposed sectors have also come under recent pressure. With domestic demand remaining buoyant, however, this posed something of a dilemma for UK interest rate policy. Fortunately, the Monetary Policy Committee had some room for maneuver, due to quiescent inflation, and was able to ease monetary policy as global conditions worsened. In contrast, the European Central Bank has had more of a dilemma; hampered by inflation that remains stubbornly above target, it has so far only felt able to reduce rates by 25bp.

    Within the UK and European equity markets, although domestic pressures have not been as severe, contagion effects from Wall Street overrode virtually all other considerations, with correlation as high as 80% according to some estimates. In addition, telecom sector weakness has weighed heavily on indices due to the vast sums expended on 3G (third-generation technology) licenses last year and the costs of building the necessary infrastructure. Nevertheless, in the UK at least, defensive qualities allowed strong relative out-performance.

    Japan also proved vulnerable, with the difficult global background pushing its anemic economy back towards recession; this forced the Bank of Japan to reinstate the zero interest rate policy, which had ended only last August. Inevitably, this impacted equities as the foreign inflows that had supported the market in 1999 reversed.

(2) THE NASDAQ INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF
    TECHNOLOGY-ORIENTED STOCKS. THE INDEX IS NOT AVAILABLE FOR DIRECT
    INVESTMENT.

    Other markets in the Far East, such as Korea and Taiwan, also suffered large falls, as they were perceived as being particularly exposed to the technology sector. Consequently, the region underwent some sharp economic downgrades, although admittedly from high levels. A still buoyant China remains a notable exception, however. Emerging markets also had to contend with some specific worries over the Argentine and Turkish economies, along with general risk aversion from international investors.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: Despite substantial equity market falls, markets around the world remain under pressure from a constant diet of negative corporate announcements and deteriorating economic conditions. Although there are some early signs that non-tech manufacturing is stabilizing (for example, the NAPM survey), it is perhaps a little too early to expect the trough in the U.S. business cycle just yet. First, although consumer demand has so far held up reasonably well, the outlook for jobs, confidence, and wealth continues to deteriorate. Second, any recovery in capital spending is being pushed further back as the collapse in profits accelerates. Additionally, while the Fed has eased monetary conditions aggressively, dollar strength and stock market weaknesses have largely negated the impact on overall financial conditions.

    The U.S. Federal Reserve is well aware of these developments and has indicated that it is keen to prevent a recession developing. Whether it will be successful is still estimated by many economists to be only a little better than a 50:50 chance. The economic outlook, therefore, must be considered highly uncertain.

    A few areas of the financial markets, however, appear to be indicating that much of this risk is now priced in. Longer-term U.S. government bonds have failed to rally at all since the beginning of the year, while yield spreads on U.S. corporate bonds have narrowed both for investment- and speculative-grade issues. That this has not spread into the equity markets is principally due to the truly appalling earnings momentum and the extremely poor visibility into next year. For the U.S. and other markets to bottom out and begin their recovery, signs of stabilization in earnings are vital. Markets may well appear cheap on numerous valuation criteria such as price/earnings (p/e), but until investors believe they can see a floor to the "e," they will remain wary of the "p." This is particularly true for the TMT sectors where few companies claim any earnings visibility at all over the next few quarters.

    As yet, neither the Fed nor central banks elsewhere have convinced the equity markets that enough has been done to rekindle or sustain growth. More aggressive reflation is on its way, however, and together with imminent U.S. tax cuts in the offing, sentiment should begin to improve. It should be remembered that, in the past at least, equity prices have turned higher well in advance of the trough in the economy and earnings. Given that a greater degree of visibility could be restored within a six-month timeframe, equities may therefore touch their lows within the next six months or so.

    Equity markets will nevertheless remain highly volatile, but unless enveloped by a full-blown U.S. recession, rather than at most a one-quarter downturn, the bulk of market weakness is probably over. Lows may be re-tested, but the scale of the falls has greatly improved valuations, and although sentiment is poor, liquidity is improving. In particular, the size of falls experienced in the UK and much of Europe--being of a similar magnitude to those in the U.S.--are certainly not justified by the more limited scale of the anticipated economic and profit slowdown.

    Elsewhere, the outlook for Japan is less certain. Leadership changes within the ruling LDP, resulting in the election of a potentially reformist Prime Minister, provide a window of opportunity for economic restructuring, but until clear policy direction is established, Japan remains high risk, in our opinion. In contrast, we believe both Asia-Pacific and emerging markets will eventually turn with the U.S. and are well placed to produce healthy returns once the global background becomes more settled.

                                                                   JULY 13, 2001

Phoenix-Aberdeen Worldwide Opportunities Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIODS ENDING 6/30/01

                                                             INCEPTION    INCEPTION
                                1 YEAR   5 YEARS  10 YEARS  TO 6/30/01      DATE
                                -------  -------  --------  -----------  -----------
Class A Shares at NAV(2)        (14.81)%   9.04%    11.56%          --           --
Class A Shares at POP(3)        (19.71)    7.76     10.90           --           --
Class B Shares at NAV(2)        (15.58)    8.19        --         9.23%     7/15/94
Class B Shares with CDSC(4)     (18.55)    8.19        --         9.23      7/15/94
Class C Shares at NAV(2)        (15.50)      --        --         1.74     12/16/98
Class C Shares with CDSC(4)     (15.50)      --        --         1.74     12/16/98
MSCI World (Net) Index(8)       (20.30)    8.16     10.04       Note 5       Note 5
S&P 500 Stock Index(9)          (14.84)   14.53     15.14       Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% hereafter.
(5) Index performance is 9.75% for Class B (since 7/31/94) and (1.20)% for Class C (since 12/31/98).
(6)  Index performance is 17.44% for Class B (since 7/15/94) and 3.32% for
     Class C (since 12/31/98).
(7) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(8)  The MSCI World (Net) Index (Morgan Stanley Capital International World
     (Net) Index) is an unmanaged, commonly used measure of global stock market total return performance. The Index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                         (FROM LESSER OF 10 YEARS OR INCEPTION)
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PHOENIX-ABERDEEN WORLDWIDE    MSCI WORLD (NET)  S&P 500 INDEX(9)
         OPPORTUNITIES FUND CLASS A(7)      INDEX(8)
6/28/91             $9,425                  $10,000           $10,000
6/30/92                         $9,937           $10,422           $11,346
6/30/93                        $11,072           $12,168           $12,890
6/30/94                        $14,112           $13,414           $13,062
6/30/95                        $15,033           $14,845           $16,473
6/28/96                        $18,249           $17,583           $20,775
6/30/97                        $20,694           $21,499           $27,995
6/30/98                        $27,202           $25,160           $36,478
6/30/99                        $29,623           $29,102           $44,761
6/30/00                        $33,028           $32,651           $48,080
6/29/01                        $28,136           $26,024           $40,946

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/29/91 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                       6/30/01
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States   43%
Japan           12%
United Kingdom  11%
Netherlands      7%
France           6%
Spain            4%
Sweden           2%
Other           15%

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

  TEN LARGEST HOLDINGS AT JUNE 30, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Philip Morris Cos., Inc.                                       1.4%
        CONSUMER FOODS PRODUCER, CIGARETTE MANUFACTURER, BREWING COMPANY
    2.  Citigroup, Inc.                                                1.3%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    3.  Aventis SA                                                     1.2%
        PHARMACEUTICAL COMPANY BASED IN FRANCE
    4.  BP PLC                                                         1.2%
        WORLDWIDE INTEGRATED OIL PRODUCER
    5.  J.P. Morgan Chase & Co.                                        1.2%
        GLOBAL COMMERCIAL AND WHOLESALE BANK BASED IN UNITED STATES
    6.  Danske Bank A/S                                                1.2%
        DANISH COMMERCIAL BANK
    7.  Alcoa, Inc.                                                    1.2%
        LEADING U.S. ALUMINUM PRODUCER
    8.  Vodafone Group PLC                                             1.1%
        MOBILE TELECOMMUNICATIONS PROVIDER
    9.  SBC Communications, Inc.                                       1.1%
        TELECOMMUNICATIONS SERVICES PROVIDER
   10.  Altadis SA                                                     1.1%
        MANUFACTURER AND MARKETER OF TOBACCO PRODUCTS IN EUROPE

                          INVESTMENTS AT JUNE 30, 2001

                                                SHARES       VALUE
                                              ----------  ------------
COMMON STOCKS--40.6%
UNITED STATES--40.6%
Advanced Micro Devices, Inc.
(Electronics (Semiconductors))(b).......          40,900  $  1,181,192

Aetna, Inc. (Health Care (Managed
Care))..................................          65,600     1,697,072
Albertson's, Inc. (Retail (Food
Chains))................................          43,900     1,316,561
Alcoa, Inc. (Aluminum)..................          52,300     2,060,620

American International Group, Inc.
(Insurance (Multi-Line))................          21,000     1,806,000

Anadarko Petroleum Corp. (Oil & Gas
(Exploration & Production)).............           9,600       518,688

Apache Corp. (Oil & Gas (Exploration &
Production))............................          12,400       629,300

Applera Corp-Applied Biosystems Group
(Health Care (Medical Products &
Supplies))..............................          17,900       478,825

Baker Hughes, Inc. (Oil & Gas (Drilling
& Equipment))...........................          10,200       341,700

Bank One Corp. (Banks (Major
Regional))..............................          17,400       622,920
Boeing Co. (The) (Aerospace/Defense)....          25,200     1,401,120

Bristol-Myers Squibb Co. (Health Care
(Diversified))..........................          24,000     1,255,200

Calpine Corp. (Power Producers
(Independent))(b).......................          39,700     1,500,660
Caterpillar, Inc. (Machinery
(Diversified))..........................          24,000     1,201,200

                                                SHARES       VALUE
                                              ----------  ------------
UNITED STATES--CONTINUED

Charles River Laboratories
International, Inc. (Foods)(b)..........          22,400  $    778,400

Charter Communications, Inc. Class A
(Broadcasting (Television, Radio &
Cable))(b)..............................          16,300       380,605

Citigroup, Inc. (Financial
(Diversified))..........................          42,000     2,219,280

Computer Associates International, Inc.
(Computers (Software & Services)).......          21,900       788,400

Constellation Energy Group, Inc.
(Electric Companies)....................          19,600       834,960

Cox Communications, Inc. Class A
(Broadcasting (Television, Radio &
Cable))(b)..............................          16,300       722,090

CSX Corp. (Railroads)...................          31,000     1,123,440
Delta Air Lines, Inc. (Airlines)........           6,400       282,112
Dominion Resources, Inc. (Electric
Companies)..............................          10,400       625,352
Dow Chemical Co. (The) (Chemicals)......          20,000       665,000
Du Pont (E.I.) de Nemours & Co.
(Chemicals).............................          25,400     1,225,296
El Paso Corp. (Natural Gas).............          20,400     1,071,816
Entergy Corp. (Electric Companies)......          16,200       621,918
Exxon Mobil Corp. (Oil (International
Integrated))............................          12,600     1,100,610

Federated Department Stores, Inc.
(Retail (Department Stores))(b).........          15,000       637,500

FleetBoston Financial Corp. (Banks
(Major Regional)).......................           4,700       185,415

Fluor Corp. (Engineering &
Construction)...........................          14,000       632,100

                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES       VALUE
                                              ----------  ------------
UNITED STATES--CONTINUED
Ford Motor Co. (Automobiles)............          35,200  $    864,160
Freddie Mac (Financial (Diversified))...          10,000       700,000
Gannett Co., Inc. (Publishing
(Newspapers))...........................           9,000       593,100
Georgia-Pacific Group (Paper & Forest
Products)...............................          21,800       737,930

Goldman Sachs Group, Inc. (The)
(Investment Banking/Brokerage)..........          14,000     1,201,200

Goodrich Corp. (Aerospace/Defense)......          23,100       877,338

Illinois Tool Works, Inc. (Manufacturing
(Diversified))..........................          23,000     1,455,900

International Paper Co. (Paper & Forest
Products)...............................          33,800     1,206,660
J.P. Morgan Chase & Co. (Financial
(Diversified))..........................          47,900     2,136,340

Johnson Controls, Inc. (Manufacturing
(Diversified))..........................          15,000     1,087,050

Kmart Corp. (Retail (General
Merchandise))(b)........................          69,800       800,606
Kraft Foods, Inc. (Foods)...............          10,300       319,300

Lehman Brothers Holdings, Inc.
(Investment Banking/Brokerage)..........           5,600       435,400
Loews Corp. (Insurance (Multi-Line))....          14,400       927,792
MBNA Corp. (Consumer Finance)...........          19,100       629,345
McDonald's Corp. (Restaurants)..........          42,100     1,139,226
Mellon Financial Corp. (Banks (Major
Regional))..............................          20,000       920,000

Merrill Lynch & Co., Inc. (Investment
Banking/ Brokerage).....................          13,400       793,950

MetLife, Inc. (Insurance
(Life/Health))..........................          45,900     1,421,982

Microsoft Corp. (Computers (Software &
Services))(b)...........................           5,100       372,300

Morgan Stanley Dean Witter & Co.
(Financial (Diversified))...............          16,400     1,053,372

Northwest Airlines Corp.
(Airlines)(b)...........................          21,300       537,825
Oracle Corp. (Computers (Software &
Services))(b)...........................          23,500       446,500
Phelps Dodge Corp. (Metals Mining)......          16,200       672,300
Philip Morris Cos., Inc. (Tobacco)......          48,800     2,476,600
Qwest Communications International, Inc.
(Telephone).............................          18,000       573,660

SBC Communications, Inc. (Telephone)....          49,700     1,990,982

Schlumberger Ltd. (Oil & Gas (Drilling &
Equipment)).............................          10,500       552,825
Shaw Group, Inc. (The) (Metal
Fabricators)(b).........................          12,300       493,230

                                                SHARES       VALUE
                                              ----------  ------------
UNITED STATES--CONTINUED
Target Corp. (Retail (General
Merchandise))...........................          34,000  $  1,176,400
Textron, Inc. (Manufacturing
(Diversified))..........................          13,000       715,520
TRW, Inc. (Auto Parts & Equipment)......          17,400       713,400

United Technologies Corp. (Manufacturing
(Diversified))..........................          19,400     1,421,244

USA Education, Inc. (Financial
(Diversified))..........................          13,400       978,200
UST, Inc. (Tobacco).....................          40,200     1,160,172
USX-Marathon Group (Oil (Domestic
Integrated))............................          13,900       410,189
UtiliCorp United, Inc. (Electric
Companies)..............................          12,500       381,875
Verizon Communications, Inc.
(Telephone).............................          34,500     1,845,750

Washington Mutual, Inc. (Savings & Loan
Companies)..............................          28,000     1,051,400

Waste Management, Inc. (Waste
Management).............................          54,700     1,685,854

Watson Pharmaceuticals, Inc. (Health
Care (Generic and Other))(b)............          17,500     1,078,700

Wells Fargo & Co. (Banks (Major
Regional))..............................          24,700     1,146,821
Wendy's International, Inc.
(Restaurants)...........................          38,700       988,398
                                                          ------------
                                                            72,076,148
                                                          ------------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $67,813,135)                               72,076,148
----------------------------------------------------------------------
FOREIGN COMMON STOCKS--55.0%
AUSTRALIA--0.8%
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................         230,000     1,380,185
BELGIUM--0.5%
Groupe Bruxelles Lambert SA
(Manufacturing (Diversified))...........          17,400       975,145
BERMUDA--0.6%
ACE Ltd. (Insurance
(Property-Casualty))....................           9,700       379,173

XL Capital Ltd. Class A (Bermuda)
(Financial (Diversified))...............           8,700       714,270
                                                          ------------
                                                             1,093,443
                                                          ------------
BRAZIL--1.0%
Tele Norte Leste Participacoes SA ADR
(Telecommunications (Long Distance))....          58,500       892,710

Unibanco - Uniao de Bancos Brasileiros
SA GDR (Banks (Money Center))...........          36,000       916,200
                                                          ------------
                                                             1,808,910
                                                          ------------

8                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES       VALUE
                                              ----------  ------------
CANADA--0.1%
Nortel Networks Corp. (Canada)
(Communications Equipment)(b)...........          12,800  $    116,352
DENMARK--1.2%
Danske Bank A/S (Banks (Money
Center))................................         115,000     2,066,247
FINLAND--1.5%
Nokia Oyj Class A (Communications
Equipment)..............................          65,510     1,484,629
Stora Enso Oyj (Paper & Forest
Products)...............................         102,600     1,111,781
                                                          ------------
                                                             2,596,410
                                                          ------------
FRANCE--5.3%
Alcatel ADR (Communications
Equipment)..............................          26,000       539,240

Assurances Generales de France
(Insurance (Multi-Line))................          17,100       951,094

Aventis SA (Health Care (Drugs-Major
Pharmaceuticals)).......................          27,200     2,171,413

Cap Gemini SA (Computers (Software &
Services))..............................           5,100       371,305

Club Mediterranee SA (Lodging-Hotels)...          20,400     1,125,140

Havas Advertising SA (Services
(Advertising/ Marketing))...............         103,400     1,137,957

L'Oreal SA (Household Products
(Non-Durable))..........................          17,500     1,129,639

Pechiney SA Class A (Containers &
Packaging (Paper))......................          25,140     1,276,963

Schneider Electric SA (Electrical
Equipment)..............................          13,740       759,559
                                                          ------------
                                                             9,462,310
                                                          ------------
GERMANY--1.4%
Allianz AG Registered Shares (Insurance
(Multi-Line))...........................           4,300     1,262,072

Bayerische Motoren Werke AG
(Automobiles)...........................          17,800       586,181

Deutsche Bank AG Registered Shares
(Banks (Money Center))..................           8,063       576,104
                                                          ------------
                                                             2,424,357
                                                          ------------
HONG KONG--1.2%
Giordano International Ltd. (Retail
(Specialty-Apparel))....................       2,037,000     1,057,723

Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........       1,500,000     1,076,974
                                                          ------------
                                                             2,134,697
                                                          ------------

                                                SHARES       VALUE
                                              ----------  ------------
INDIA--0.4%
Videsh Sanchar Nigam Ltd. ADR
(Telecommunications (Long
Distance))(b)...........................          56,250  $    753,750
ITALY--1.7%
Eni SPA (Oil (Domestic
Integrated))(b).........................         131,643     1,604,804
San Paolo - IMI SPA (Banks (Money
Center))................................         113,616     1,456,221
                                                          ------------
                                                             3,061,025
                                                          ------------
JAPAN--11.5%
Fuji Photo Film Co., Ltd. (Leisure Time
(Products)).............................          36,000     1,552,974

Fujikura Ltd. (Electrical Equipment)....         205,000     1,249,242
Honda Motor Co., Ltd. (Automobiles).....          30,000     1,318,199

Japan Telecom Co. Ltd.
(Telecommunications (Long Distance))....             710     1,474,475

Kao Corp. (Household Products
(Non-Durable))..........................          60,000     1,491,393
Mabuchi Motor Co., Ltd. (Electrical
Equipment)..............................          13,000     1,332,151

Murata Manufacturing Co., Ltd.
(Electrical Equipment)..................          18,600     1,236,365

NTT DoCoMo, Inc. (Telecommunications
(Cellular/ Wireless))...................              73     1,270,170

Olympus Optical Co., Ltd. (Health Care
(Medical Products & Supplies))..........          90,000     1,441,841

Rohm Co., Ltd. (Electronics
(Semiconductors)).......................           8,300     1,289,767

Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................          37,000     1,358,772

Terumo Corp (Health Care (Medical
Products & Supplies))...................          81,000     1,487,304

UFJ Holdings, Inc. (Banks (Money
Center))(b).............................             248     1,334,300

Uni-Charm Corp. (Household Products
(Non-Durable))..........................          31,000     1,004,205

Yamanouchi Pharmaceutical Co., Ltd.
(Health Care (Diversified)).............          58,000     1,627,704
                                                          ------------
                                                            20,468,862
                                                          ------------
MEXICO--0.4%
Telefonos de Mexico SA de C.V. ADR
Series L (Telecommunications (Long
Distance))..............................          19,000       666,710
NETHERLANDS--5.9%
ASML Holding NV (Equipment
(Semiconductors))(b)....................          31,270       701,248

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES       VALUE
                                              ----------  ------------
NETHERLANDS--CONTINUED
Buhrmann NV (Distributors (Food &
Health))................................          64,800  $    611,114
DSM NV (Chemicals (Specialty))..........          30,200     1,050,777
Gucci Group NV ADR (Textiles
(Specialty))............................           1,800       150,750
Gucci Group NV (Textiles (Apparel)).....          13,916     1,146,865

IHC Caland NV (Oil & Gas (Drilling &
Equipment)).............................          23,306     1,173,942

ING Groep NV (Financial
(Diversified))..........................          21,250     1,388,795

Koninklijke (Royal) Philips Electronics
NV (Electronics (Component
Distributors))..........................          46,440     1,230,941

Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................          30,577     1,759,697
TNT Post Group NV (Air Freight).........          62,000     1,293,810
                                                          ------------
                                                            10,507,939
                                                          ------------
SINGAPORE--0.8%
Oversea-Chinese Banking Corp., Ltd.
(Banks (Major Regional))................         142,000       927,468

Singapore Airlines Ltd. (Airlines)......          76,000       525,591
                                                          ------------
                                                             1,453,059
                                                          ------------
SOUTH AFRICA--0.1%
MIH Ltd. (Broadcasting (Television,
Radio & Cable))(b)......................          11,000       156,750
SOUTH KOREA--0.4%
Korea Telecom Corp. ADR
(Telecommunications (Long Distance))....          29,200       641,816
SPAIN--3.7%
Altadis SA (Tobacco)....................         132,100     1,883,245
Grupo Dragados SA (Engineering &
Construction)...........................          85,000     1,068,580

Telefonica SA (Telecommunications (Long
Distance))(b)...........................         127,183     1,567,662

Telefonica SA ADR (Telecommunications
(Long Distance))(b).....................             954        35,527

Terra Networks SA (Computers
(Networking))(b)........................          52,000       380,786
Union Fenosa SA (Electric Companies)....          83,353     1,555,936
                                                          ------------
                                                             6,491,736
                                                          ------------
SWEDEN--2.3%
Assa Abloy AB Class B (Machinery
(Diversified))..........................          76,550     1,093,569
Skandia Forsakrings AB (Insurance
(Life/Health))..........................         140,000     1,286,171

                                                SHARES       VALUE
                                              ----------  ------------
SWEDEN--CONTINUED

Svenska Handelsbanken AB Class A (Banks
(Money Center)).........................         120,200  $  1,717,140
                                                          ------------
                                                             4,096,880
                                                          ------------
SWITZERLAND--3.2%
Adecco SA Registered Shares (Services
(Employment))...........................          18,000       847,247

Credit Suisse Group Registered Shares
(Banks (Money Center))..................           9,120     1,499,407

Nestle AG Registered Shares (Foods).....           8,610     1,829,927

Swiss Re Registered Shares (Insurance
(Property-Casualty))....................             720     1,438,918
                                                          ------------
                                                             5,615,499
                                                          ------------
UNITED KINGDOM--11.0%
3i Group PLC (Investment
Banking/Brokerage)......................          55,600       833,574
Anglo American PLC (Metals Mining)......          50,000       748,914
Barclays PLC (Banks (Major Regional))...          30,300       928,990
BP PLC (Oil (Domestic Integrated))......         263,400     2,165,272
CMG PLC (Computers (Software &
Services))..............................         129,310       591,136

Dixons Group PLC (Retail (Computers &
Electronics))...........................         240,000       786,465

FirstGroup PLC (Services (Commercial &
Consumer))..............................         126,000       641,492

GlaxoSmithKline PLC (Health Care
(Drugs-Major Pharmaceuticals))..........          63,000     1,772,077

GlaxoSmithKline PLC ADR (Health Care
(Drugs-Major Pharmaceuticals))(b).......           9,600       539,520

HSBC Holdings PLC (Financial
(Diversified))..........................         147,000     1,741,804
Logica PLC (Services (Data
Processing))............................          62,000       752,514
Manchester United PLC (Entertainment)...         140,000       293,869
Marconi PLC (Aerospace/Defense).........         150,000       533,733
Prudential PLC (Insurance
(Life/Health))..........................          80,000       968,735
Reuters Group PLC (Publishing)..........          70,000       908,682

Royal Bank of Scotland Group PLC (Banks
(Major Regional)).......................          40,000       881,538

Schroders PLC (Investment
Banking/Brokerage)......................          40,000       459,896

Serco Group PLC (Services (Commercial &
Consumer))..............................         130,000       713,050

Shire Pharmaceuticals Group PLC (Health
Care (Diversified))(b)..................          75,000     1,364,921

10                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                SHARES       VALUE
                                              ----------  ------------
UNITED KINGDOM--CONTINUED
Vodafone Group PLC (Telecommunications
(Cellular/Wireless))....................         900,000  $  1,993,587
                                                          ------------
                                                            19,619,769
                                                          ------------
----------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $103,953,212)                              97,591,851
----------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.3%
Diamonds Trust, Series I................          12,900     1,357,596
S&P 500 Depository Receipts.............           8,000       981,200
----------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $2,406,154)                                 2,338,796
----------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.9%
(IDENTIFIED COST $174,172,501)                             172,006,795
----------------------------------------------------------------------

                                  STANDARD      PAR
                                  & POOR'S     VALUE
                                   RATING      (000)       VALUE
                                ------------  --------  -----------
SHORT-TERM OBLIGATIONS--2.5%
COMMERCIAL PAPER--2.5%
Honeywell International 4.15%,
7/2/01........................      A-1       $ 3,405   $ 3,404,607
Enterprise Funding Corp.
3.87%, 7/20/01................      A-1+        1,000       997,957
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $4,402,565)                              4,402,564
-------------------------------------------------------------------

TOTAL INVESTMENTS--99.4%
(IDENTIFIED COST $178,575,066)                          176,409,359(a)
Other assets and liabilities, net--0.6%                   1,081,436
                                                       ------------
NET ASSETS--100.0%                                     $177,490,795
                                                       ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $14,369,131 and gross depreciation of $17,540,845 for federal income tax purposes. At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $179,581,073.
(b)  Non-income producing.

                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................     1.7
Air Freight.............................     0.8
Airlines................................     0.8
Aluminum................................     1.2
Auto Parts & Equipment..................     0.4
Automobiles.............................     1.6
Banks (Major Regional)..................     3.3
Banks (Money Center)....................     5.6
Broadcasting (Television, Radio &
Cable)..................................     0.7
Chemicals...............................     1.1
Chemicals (Specialty)...................     1.4
Communications Equipment................     1.3
Computers (Networking)..................     0.2
Computers (Software & Services).........     1.5
Consumer Finance........................     0.4
Containers & Packaging (Paper)..........     0.8
Distributors (Food & Health)............     0.4
Electric Companies......................     2.4
Electrical Equipment....................     2.7
Electronics (Component Distributors)....     0.7
Electronics (Semiconductors)............     1.5
Engineering & Construction..............     1.0
Entertainment...........................     0.2
Equipment (Semiconductors)..............     0.4
Financial (Diversified).................     6.4
Foods...................................     1.7
Health Care (Diversified)...............     2.5
Health Care (Drugs-Major
Pharmaceuticals)........................     2.6
Health Care (Generic And Other).........     0.6
Health Care (Managed Care)..............     1.0
Health Care (Medical Products &
Supplies)...............................     2.0
Household Products (Non-Durable)........     2.1
Insurance (Life/Health).................     2.2
Insurance (Multi-Line)..................     2.9
Insurance (Property-Casualty)...........     1.9
Investment Banking/Brokerage............     2.2
Leisure Time (Products).................     0.9
Lodging-Hotels..........................     0.7
Machinery (Diversified).................     1.3
Manufacturing (Diversified).............     4.0
Metal Fabricators.......................     0.3
Metals Mining...........................     0.8
Natural Gas.............................     0.6
Oil & Gas (Drilling & Equipment)........     1.2
Oil & Gas (Exploration & Production)....     0.7
Oil (Domestic Integrated)...............     3.5
Oil (International Integrated)..........     0.6
Paper & Forest Products.................     1.8
Power Producers (Independent)...........     0.9
Publishing..............................     0.5
Publishing (Newspapers).................     0.3
Railroads...............................     0.7
Restaurants.............................     1.3
Retail (Computers & Electronics)........     0.5
Retail (Department Stores)..............     0.4
Retail (Food Chains)....................     0.8
Retail (General Merchandise)............     1.2
Retail (Specialty-Apparel)..............     0.6
Savings & Loan Companies................     0.6
Services (Advertising/Marketing)........     0.7
Services (Commercial & Consumer)........     0.8
Services (Data Processing)..............     0.4
Services (Employment)...................     0.5
Telecommunications
(Cellular/Wireless).....................     1.9
Telecommunications (Long Distance)......     3.6
Telephone...............................     2.6
Textiles (Apparel)......................     0.7
Textiles (Specialty)....................     0.1
Tobacco.................................     3.3
Waste Management........................     1.0
                                          ------
                                           100.0%
                                          ======

12                     See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2001

ASSETS
Investment securities at value
  (Identified cost $178,575,066)                              $  176,409,359
Foreign currency at value (Identified cost $449,690)                 448,973
Receivables
  Investment securities sold                                       2,472,272
  Fund shares sold                                                 1,619,142
  Dividends and interest                                             168,572
  Tax reclaims                                                       123,929
  Receivable from advisor                                             33,336
Prepaid expenses                                                          58
                                                              --------------
  Total assets                                                   181,275,641
                                                              --------------
LIABILITIES
Cash overdraft                                                       193,522
Payables
  Investment securities purchased                                  2,225,923
  Fund shares repurchased                                            980,426
  Investment advisory fee                                            111,322
  Transfer agent fee                                                  80,606
  Distribution fee                                                    48,958
  Financial agent fee                                                 16,093
  Trustees' fee                                                        9,902
Accrued expenses                                                     118,094
                                                              --------------
    Total liabilities                                              3,784,846
                                                              --------------
NET ASSETS                                                    $  177,490,795
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  187,034,084
Distributions in excess of net investment income                    (953,706)
Accumulated net realized loss                                     (6,423,533)
Net unrealized depreciation                                       (2,166,050)
                                                              --------------
NET ASSETS                                                    $  177,490,795
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $158,774,832)               20,183,779
Net asset value per share                                              $7.87
Offering price per share $7.87/(1-5.75%)                               $8.35
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $13,065,922)                 1,791,339
Net asset value and offering price per share                           $7.29
CLASS C
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $5,650,041)                    776,537
Net asset value and offering price per share                           $7.28

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME
Dividends                                                     $    3,178,098
Interest                                                             337,803
Foreign taxes withheld                                              (211,564)
                                                              --------------
  Total investment income                                          3,304,337
                                                              --------------
EXPENSES
Investment advisory fee                                            1,518,839
Distribution fee, Class A                                            451,260
Distribution fee, Class B                                            155,152
Distribution fee, Class C                                             64,906
Financial agent fee                                                  199,772
Transfer agent                                                       425,505
Custodian                                                            188,567
Printing                                                             145,778
Registration                                                          50,245
Professional                                                          40,551
Trustees                                                              26,194
Miscellaneous                                                         10,582
                                                              --------------
  Total expenses                                                   3,277,351
                                                              --------------
NET INVESTMENT INCOME                                                 26,986
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                   (5,027,350)
Net realized loss on foreign currency transactions                   (92,981)
Net change in unrealized appreciation (depreciation) on
  investments                                                    (25,813,575)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  (6,785)
                                                              --------------
NET LOSS ON INVESTMENTS                                          (30,940,691)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  (30,913,705)
                                                              ==============

                       See Notes to Financial Statements                      13

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended     Year Ended
                                             6/30/01       6/30/00
                                          -------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $      26,986  $   (286,766)
  Net realized gain (loss)                   (5,120,331)   25,340,135
  Net change in unrealized appreciation
    (depreciation)                          (25,820,360)      970,788
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (30,913,705)   26,024,157
                                          -------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (14,771,102)  (25,806,889)
  Net realized gains, Class B                (1,363,495)   (1,912,082)
  Net realized gains, Class C                  (593,701)     (251,970)
  In excess of net investment income,
    Class A                                    (394,333)           --
  In excess of net realized gains,
    Class A                                  (5,727,280)           --
  In excess of net realized gains,
    Class B                                    (528,675)           --
  In excess of net realized gains,
    Class C                                    (230,199)           --
                                          -------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (23,608,785)  (27,970,941)
                                          -------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (15,840,298 and 23,382,174 shares,
    respectively)                           145,496,752   240,088,995
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (0 and 1,312,244 shares,
    respectively) (See Note 4)                       --    12,184,288
  Net asset value of shares issued from
    reinvestment of distributions
    (2,139,317 and 2,527,156 shares,
    respectively)                            18,761,810    23,912,680
  Cost of shares repurchased (16,467,903
    and 26,171,718 shares, respectively)   (152,613,688) (271,096,781)
                                          -------------  ------------
Total                                        11,644,874     5,089,182
                                          -------------  ------------
CLASS B
  Proceeds from sales of shares (273,677
    and 516,400 shares, respectively)         2,326,315     4,982,225
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (0 and 549,899 shares,
    respectively) (See Note 4)                       --     4,830,309
  Net asset value of shares issued from
    reinvestment of distributions
    (193,615 and 193,866 shares,
    respectively)                             1,579,888     1,739,379
  Cost of shares repurchased (436,302
    and 682,864 shares, respectively)        (3,746,878)   (6,575,517)
                                          -------------  ------------
Total                                           159,325     4,976,396
                                          -------------  ------------
CLASS C
  Proceeds from sales of shares (197,410
    and 255,174 shares, respectively)         1,737,933     2,501,824
  Net asset value of shares issued from
    Phoenix-Engemann Global Growth Fund
    merger (0 and 421,337 shares,
    respectively) (See Note 4)                       --     3,694,337
  Net asset value of shares issued from
    reinvestment of distributions
    (76,809 and 23,826 shares,
    respectively)                               625,222       216,109
  Cost of shares repurchased (180,622
    and 97,800 shares, respectively)         (1,532,170)     (961,295)
                                          -------------  ------------
Total                                           830,985     5,450,975
                                          -------------  ------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       12,635,184    15,516,553
                                          -------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS     (41,887,306)   13,569,769
NET ASSETS
  Beginning of period                       219,378,101   205,808,332
                                          -------------  ------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    AND UNDISTRIBUTED NET INVESTMENT
    INCOME (LOSS) OF ($953,706) AND
    ($677,180), RESPECTIVELY]             $ 177,490,795  $219,378,101
                                          =============  ============

14                     See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                                ------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                                ------------------------------------------------------------
                                                    2001         2000         1999         1998         1997
Net asset value, beginning of period            $  10.46     $  10.93     $  12.40     $  10.75     $  10.29
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      0.01(1)     (0.01)(1)     0.01(1)      0.02         0.03(1)
  Net realized and unrealized gain                 (1.44)        1.08         0.90         2.97         1.25
                                                --------     --------     --------     --------     --------
      TOTAL FROM INVESTMENT OPERATIONS             (1.43)        1.07         0.91         2.99         1.28
                                                --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment income                --           --           --        (0.13)       (0.04)
  Dividends from net realized gains                (0.82)       (1.54)       (2.38)       (1.20)       (0.78)
  In excess of net investment income               (0.02)          --           --        (0.01)          --
  In excess of net realized gains                  (0.32)          --           --           --           --
                                                --------     --------     --------     --------     --------
      TOTAL DISTRIBUTIONS                          (1.16)       (1.54)       (2.38)       (1.34)       (0.82)
                                                --------     --------     --------     --------     --------
Change in net asset value                          (2.59)       (0.47)       (1.47)        1.65         0.46
                                                --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                  $   7.87     $  10.46     $  10.93     $  12.40     $  10.75
                                                ========     ========     ========     ========     ========
Total return(2)                                  (14.81)%      11.49%         8.90%       31.45%       13.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $158,775     $195,357     $192,619     $183,188     $153,005

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.54%        1.56%         1.45%        1.42%        1.53%
  Net investment income (loss)                     0.10%       (0.06)%        0.07%        0.21%        0.34%
Portfolio turnover                                  168%         112%          166%         156%         234%

                                                                             CLASS B
                                                  -------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                  -------------------------------------------------------------
                                                    2001           2000         1999         1998          1997
Net asset value, beginning of period              $   9.84     $  10.44     $  12.04     $  10.53      $  10.14
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                       (0.06)(1)    (0.08)(1)    (0.07)(1)    (0.06)        (0.03)(1)
  Net realized and unrealized gain                   (1.35)        1.02         0.85         2.90          1.21
                                                  --------     --------     --------     --------      --------
      TOTAL FROM INVESTMENT OPERATIONS               (1.41)        0.94         0.78         2.84          1.18
                                                  --------     --------     --------     --------      --------
LESS DISTRIBUTIONS
  Dividends from net investment income                  --           --           --        (0.11)        (0.01)
  Dividends from net realized gains                  (0.82)       (1.54)       (2.38)       (1.20)        (0.78)
  In excess of net investment income                    --           --           --        (0.02)           --
  In excess of net realized gains                    (0.32)          --           --           --            --
                                                  --------     --------     --------     --------      --------
      TOTAL DISTRIBUTIONS                            (1.14)       (1.54)       (2.38)       (1.33)        (0.79)
                                                  --------     --------     --------     --------      --------
Change in net asset value                            (2.55)       (0.60)       (1.60)        1.51          0.39
                                                  --------     --------     --------     --------      --------
NET ASSET VALUE, END OF PERIOD                    $   7.29     $   9.84     $  10.44     $  12.04      $  10.53
                                                  ========     ========     ========     ========      ========
Total return(2)                                    (15.58)%      10.71%        7.99%       30.61%         12.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $13,066      $17,317      $12,351      $10,855        $8,412

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.29%        2.31%        2.21%        2.17%          2.29%
  Net investment income (loss)                      (0.66)%      (0.80)%      (0.65)%      (0.54)%        (0.35)%
Portfolio turnover                                    168%         112%         166%         156%           234%

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.

                       See Notes to Financial Statements                      15

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                 CLASS C
                                                  -------------------------------------
                                                                               FROM
                                                   YEAR ENDED JUNE 30,       INCEPTION
                                                  ---------------------     12/16/98 TO
                                                    2001         2000         6/30/99
Net asset value, beginning of period               $ 9.82       $ 10.42       $ 11.62
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                      (0.06)(1)     (0.07)(1)        --(1)
  Net realized and unrealized gain                  (1.34)         1.01          1.18
                                                   ------       -------       -------
      TOTAL FROM INVESTMENT OPERATIONS              (1.40)         0.94          1.18
                                                   ------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                 (0.82)        (1.54)        (2.38)
  In excess of net realized gains                   (0.32)           --            --
                                                   ------       -------       -------
      TOTAL DISTRIBUTIONS                           (1.14)        (1.54)        (2.38)
                                                   ------       -------       -------
Change in net asset value                           (2.54)        (0.60)        (1.20)
                                                   ------       -------       -------
NET ASSET VALUE, END OF PERIOD                     $ 7.28       $  9.82       $ 10.42
                                                   ======       =======       =======
Total return(2)                                    (15.50)%      10.71%         11.68%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $5,650        $6,704          $838

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 2.29%        2.31%          2.28%(4)
  Net investment income (loss)                      (0.65)%      (0.74)%         0.04%(4)
Portfolio turnover                                    168%         112%           166%(3)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.

16                     See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective October 12, 2000, Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Delaware Business Trust. Prior to that date, the Fund was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (CONTINUED)

(or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At June 30, 2001, the Fund had no forward currency contracts.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("TPC"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

  Aberdeen Fund Managers, Inc. ("Aberdeen"), a subsidiary of Aberdeen Asset Management PLC, is the subadviser to the Fund. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of TPC, has advised the Fund that it retained net selling commissions of $8,192 for Class A shares and deferred sales charges of $34,736 for Class B shares and $4,423 for Class C shares for the year ended June 30, 2001. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 2001, approximately $291,468 was retained by the Distributor, $361,712 was paid to unaffiliated participants and $18,138 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of TPC.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended June 30, 2001, financial agent fees were $199,772, of which PEPCO received $36,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 2001, transfer agent fees were $425,505 of which PEPCO retained $164,855 which is net of the fees paid to State Street.

  For the year ended June 30, 2001, the Fund paid PXP Securities Corp., a wholly owned subsidiary of TPC, brokerage commissions of $47,731 in connection with portfolio transactions effected by it.

  At June 30, 2001, Phoenix Life Insurance Company and its affiliates held 318 Class A shares and 14,351 Class C shares of the Fund with a combined value of $106,978.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2001 aggregated $329,141,794 and $339,952,451 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. MERGER

  On October 22, 1999 the Fund acquired all the net assets of the Phoenix-Engemann Global Growth Fund ("Global Growth Fund") pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees of Phoenix-Engemann Funds on October 20, 1999. The acquisition was accomplished by a tax-free exchange of 1,312,244 Class A shares of the Fund, 549,899 Class B shares of the Fund and 421,337 Class C shares of the Fund (valued at $12,184,288, $4,830,309 and $3,694,337, respectively) for 513,377 Global Growth
Fund Class A shares, 208,541 Global Growth Fund Class B shares, and 159,597 Global Growth Fund Class C shares outstanding on October 22, 1999. The Global Growth Fund's net assets at that date of $20,708,934, including $4,847,652 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the merger were $209,751,070.

5. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

6. CAPITAL LOSS CARRYOVERS

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2001, the Fund deferred capital losses of $6,250,358, deferred foreign currency losses of $11,710 and utilized prior year currency losses deferred of $144,784.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 (CONTINUED)

reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of June 30, 2001, the Fund has decreased capital paid in on shares of beneficial interest by $153,441, decreased distributions in excess of net investment income by $90,821 and decreased accumulated net realized loss by $62,620.

TAX INFORMATION NOTICE (UNAUDITED) LONG-TERM CAPITAL GAINS

  The Fund distributed $10,772,831 of long-term gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by and effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]
To the Board of Trustees and Shareholders of Phoenix-Aberdeen Worldwide Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 3, 2001

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Excecutive Vice President
John F. Sharry, Executive Vice President
Chong Yoon Chou, Senior Vice President
Christopher D. Fishwick, Senior Vice President
Peter Hames, Senior Vice President
Hugh Young, Senior Vice President
Robert S. Driessen, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

 _____________________________________________________________________

 IMPORTANT NOTICE TO SHAREHOLDERS
 The Securities and Exchange Commission
 has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
 _____________________________________________________________________

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services              1-800-243-1574
Advisor Consulting Group          1-800-243-4361
Text Telephone                    1-800-243-1926
Web site                          www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford CT 06115-0480


[PHOENIX INVESTMENT PARTNERS LOGO]


For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
www.phoenixinvestments.com.


PXP 682 (8/01)